                                   EXHIBIT 1

                                   AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Sohu.com Inc.


                                        /s/ Charles Zhang
                                        -----------------
                                        Charles Zhang



                                        /s/ Nicholas Negroponte
                                        -----------------------
                                        Nicholas Negroponte



                                        /s/ Brant C. Binder
                                        -------------------
                                        Brant C. Binder



                                        /s/ Edward B. Roberts
                                        ---------------------
                                        Edward B. Roberts


                                        Maxtech Enterprises Limited

                                        By: /s/ George Chang
                                            ----------------
                                        Name: George Chang
                                        Title: Director


                                        Mitco Limited

                                        By: /s/ Steven McDonald
                                            -------------------
                                        Name: Steven McDonald
                                        Title: Director


                                     -20-
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                                     Dow Jones & Company, Inc.

                                     By: /s/ Rosemary Spano
                                         ----------------------
                                     Name:  Rosemary Spano
                                     Title: Vice President, Law

                                     -21-